                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 19, 2004

                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)

      Delaware                       333-44586                  58-3565680
(State or other jurisdiction       (Commission                (IRS Employer
  of incorporation)                 File Number)            Identification No.)

       7740 Roswell Road, Suite 400, Atlanta Georgia           30350
         (Address of principal executive offices)           (Zip Code)

    Registrant's telephone number, including area code: (404) 591-0675

                           MAXIM MORTGAGE CORPORATION
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 5.03 Amendments To Articles Of Incorporation Or Bylaws; Changes In Fiscal
Year

        The registrant, Maxim Mortgage Corporation, filed a Certificate of
Amendment to Certificate of Incorporation, which changed its name to Thomas
Equipment, Inc. and decreased the currently issued and outstanding shares of its common stock pursuant to a 1-for-40 reverse stock split, effective October 19,
2004. The number of shares of outstanding common stock was reduced from
39,811,638 to 995,291.

ITEM 8.01 Other Events

        Effective with the open of the trading market on October 19, 2004, the new symbol for Thomas Equipment, Inc is TEQI. The new CUSIP number is 884400 10 2.

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ITEM 9.01         Financial Statements And Exhibits

         (c)      Exhibits

         3.1 Certificate of Amendment to Certificate of Incorporation of Maxim
             Mortgage Corporation, dated as of October 14, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THOMAS EQUIPMENT, INC.

Date:  October 22, 2004                    /s/ Joel Arberman
                                           Joel Arberman,
                                           President

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